UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2019

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	AFIN	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	AFINP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Equity Distribution Agreement

On October 4, 2019, American Finance Trust, Inc. (the “Company”) entered into a second amendment (the “Preferred Stock EDA Amendment”) to the Equity Distribution Agreement dated May 8, 2019, as amended on June 25, 2019 (the “Preferred Stock Equity Distribution Agreement”), among the Company and American Finance Operating Partnership, L.P. (the “Operating Partnership”), on the one hand, and BMO Capital Markets Corp., BBVA Securities Inc., B. Riley FBR, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., SunTrust Robinson Humphrey, Inc. and D.A. Davidson & Co. solely for the purpose of increasing the maximum aggregate offering price of the Company’s 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock (“Series A Preferred Stock”) that may be offered and sold from time to time by the Company pursuant to the Preferred Stock Equity Distribution Agreement from $50,000,000 to $100,000,000.

A copy of the Preferred Stock EDA Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Preferred Stock EDA Amendment in this Item 1.01 is qualified in its entirety by reference to the Preferred Stock EDA Amendment, which is incorporated herein by reference.

Amendment to the Operating Partnership Agreement

On October 4, 2019, in connection with the its entry into the Preferred Stock EDA Amendment, the Company, in its capacity as the general partner of the Operating Partnership, entered into a Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Fifth Amendment”), increasing the number of authorized Series A Preferred Units.

The foregoing description of the Fifth Amendment does not purport to be a complete description and is qualified in its entirety by reference to the Fifth Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 3.03.	Material Modifications to Rights of Security Holders.

Series A Preferred Stock

On October 4, 2019, the Company filed its Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of the State of Maryland, which became effective upon acceptance for record. The Articles Supplementary classified an additional 2,000,000 shares of the Company’s authorized shares of preferred stock, $0.01 par value per share, as Series A Preferred Stock.

The foregoing description of the Articles Supplementary does not purport to be a complete description and is qualified in its entirety by reference to the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Amendment No. 2, dated as of October 4, 2019, to Equity Distribution Agreement, dated May 8, 2019, among American Finance Trust, Inc., American Finance Operating Partnership, L.P., BMO Capital Markets Corp., BBVA Securities Inc., B. Riley FBR, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., SunTrust Robinson Humphrey, Inc. and D.A. Davidson & Co.
3.1	Articles Supplementary designating additional shares of 7.50% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share
5.1	Opinion of Venable LLP
10.1	Fifth Amendment, dated October 4, 2019, to the Second Amended and Restated Agreement of Limited Partnership of American Finance Operating Partnership, L.P., dated July 19, 2018.
23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCE TRUST, INC.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President

Dated: October 4, 2019